Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-179272
333-183060

TIAA-CREF Life Separate Account VLI-2

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER (4)

Dated December 28, 2018 to the:

M Intelligent VUL Prospectus

dated May 1, 2018, as supplemented August 15, 2018, November 15, 2018, and December 12, 2018

M Intelligent Survivorship VUL Prospectus

dated May 1, 2018, as supplemented August 15, 2018, November 15, 2018, and December 12, 2018

This supplement amends a certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

VY® Clarion Global Real Estate Portfolio

On page 29 of the M Intelligent VUL prosepectus and page 28 of the M Intelligent Survivorship VUL prospectus, the Investment Manager is corrected to reflect the current (sub-adviser).

Portfolio	Investment Manager
VY® Clarion Global Real Estate Portfolio	CBRE Clarion Securities LLC (sub-adviser)

M INTERNATIONAL EQUITY FUND

On pages 8-10 of the M Intelligent VUL prosepectus and pages 7-9 of the M Intelligent Survivorship VUL prospectus, the Annual Portfolio Operating Expenses table has been updated as follows to reflect an expense update for the M International Equity Fund, effective December 12, 2018.

Portfolio	Management Fees	Distribution (12b-1) or Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
M International Equity Fund[1,2]	0.38%	0.00%	0.24%	0.12%	0.74%	0.00%	0.74%

[1]	Management fees in the fee table above have been restated to reflect current fees.
[2]

For the period from May 1, 2018 to April 30, 2019, M Financial Investment Advisers, Inc. (the “Adviser”) has contractually agreed to reimburse the Fund for certain operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund’s annualized average daily net assets. The Adviser may elect to recapture any amounts waived or reimbursed earlier in the fiscal year, subject to certain conditions, including that repayment does not cause operating expenses to exceed 0.25%.

For more information about these changes and about the portfolios in general, refer to the M Fund Prospectus.

A (12/18)